UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2024
Biohaven Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41477	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On September 30, 2024, Biohaven Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, in connection with the registered public offering (the “Offering”) of up to 6,052,631 of the Company’s common shares, including the underwriters’ option to purchase 789,473 additional common shares, at a price to the public of $47.50 per common share. On October 2, 2024, the Company issued and sold 6,052,631 of its common shares pursuant to the Underwriting Agreement, which included the exercise in full of the underwriters’ option to purchase additional common shares. The aggregate gross proceeds to the Company from the Offering, before deducting underwriting discounts and commissions and offering expenses payable by the Company, were approximately $287.5 million.
As of September 30, 2024, without including the 6,052,631 common shares issued in the offering, the Company had 94,899,193 common shares, without par value per share, outstanding.
The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.
The Offering was made pursuant to an effective shelf registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission on October 2, 2023 (File No. 333-274822), a base prospectus, dated October 2, 2023, included as part of the Registration Statement, and a prospectus supplement, dated September 30, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. A copy of the opinion of Maples & Calder relating to the issuance of the common shares in the Offering is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 1.1 and 5.1 hereto are hereby incorporated by reference into the Registration Statement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated as of September 30, 2024, by and between the Company and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters.

5.1	Opinion of Maples & Calder.

23.1	Consent of Maples & Calder (included in Exhibit 5.1).

104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biohaven Ltd.

	By:	/s/ Vlad Coric, M.D.
Date: October 2, 2024		Vlad Coric, M.D.
Chief Executive Officer